                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 30, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
      (as Depositor of Sequoia Mortgage Funding Company 2002-A, the Issuer
          of Collateralized MBS Funding Bonds, Series 2002-A, under an
                      Indenture dated as of April 1, 2002)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       333-22681               91-1771827
         --------                       ---------               ----------
     (State or Other             (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

      Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the "Bonds").

                     The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c). Exhibits

    10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, June 30, 2004.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 7, 2004



                                       SEQUOIA MORTGAGE FUNDING
                                       CORPORATION


                                        By:      /s/ Harold F. Zagunis
                                           -------------------------------------
                                             Harold F. Zagunis
                                             Chief Financial Officer, Treasurer
                                             and Secretary
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                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number
10.1             Monthly Payment Date Statement relating to the
                 distribution to Bondholders, June 30, 2004........        5